EXHIBIT 10.1

FIFTH AMENDED AND RESTATED NOTE

$80,000,000	May 27, 2010

FOR VALUE RECEIVED, the undersigned, URBAN OUTFITTERS, INC., a corporation organized under the laws of Pennsylvania (“Urban”), and each Subsidiary of Urban listed on Schedule 1 to the Credit Agreement referred to below (Urban and each such Subsidiary, each a “Borrower” and collectively, the “Borrowers”), jointly and severally, promise to pay to the order of Wells Fargo Bank, N.A., successor in interest to Wachovia Bank, National Association (the “Lender”), at the office of the Administrative Agent and times provided in the Credit Agreement referred to below, the principal sum of Eighty Million Dollars ($80,00,000) or, if less, the principal amount of all Loans made by the Lender from time to time pursuant to that certain Amended and Restated Credit Agreement dated September 23, 2004 (as amended through the date hereof, and as may be further amended, restated or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrowers, the Lender, the other lenders referred to therein, and Wells Fargo Bank, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement. Notwithstanding anything to the contrary contained herein, the liability of the non-U.S. Borrowers shall be limited as and to the extent set forth in Section 2.8 of the Credit Agreement.

The unpaid principal amount of this Fifth Amended and Restated Note (this “2010 Note”) from time to time outstanding is subject to repayment from time to time as provided in the Credit Agreement and shall bear interest as provided in Section 4.1 of the Credit Agreement. All payments of principal and interest on this 2010 Note shall be payable in lawful currency of the United States of America in immediately available funds to the account designated in the Credit Agreement.

This 2010 Note is entitled to the benefits of, and evidences Obligations incurred under, the Credit Agreement, to which reference is made for a description of the collateral for this 2010 Note, if any, and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this 2010 Note and on which such Obligations may be declared to be immediately due and payable.

This 2010 Note evidences and constitutes the restatement, renewal and modification of that certain Fourth Amended and Restated Noted, dated September 21, 2009 (the “Existing Note”), which, in turn, amended and restated that certain Third Amended and Restated Note, dated December 10, 2007 (the “12/07 Note”), which, in turn, amended and restated that certain Second Amended and Restated Note, dated May 31, 2007 (the “May 2007 Note”), which, in turn, amended and restated that certain Amended and Restated Note dated May 16, 2005 from the Borrowers to the Lender in the original principal amount of $42,500,000 (the “Amended and Restated Note”), which, in turn, amended and restated that certain Note dated September 23, 2004 from the Borrowers to the Lender in the original principal amount of $35,000,000 issued pursuant to the Credit Agreement (the “Prior Note”). Such Prior Note constituted the restatement, renewal and modification of that certain Promissory Note dated September 12, 2001 from the Borrowers to the Lender, in the original principal amount of $25,000,000 issued pursuant to the Existing Credit Agreement and the amendments thereto (as amended and/or restated from time to time prior to the date hereof, the “Original Note” and together with the Existing Note, the 12/07 Note, the May 2007 Note, the Amended and Restated Note, and the Prior Note, the “Existing Notes”). The execution and delivery of this 2010 Note shall not in any circumstances be deemed to have terminated, extinguished, released or discharged the Borrowers’ indebtedness under the Existing Notes, which indebtedness shall continue under and be governed by this 2010 Note and the Credit Agreement. This 2010 Note shall, for all purposes, be deemed the “Note” in connection with any of the documents executed and delivered in connection with or pursuant to the Existing Note.

THIS 2010 NOTE SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

The Borrowers hereby waive all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Credit Agreement) notice of any kind with respect to this 2010 Note.

IN WITNESS WHEREOF, the undersigned have executed this Fifth Amended and Restated Note under seal as of the day and year first written above.

URBAN OUTFITTERS, INC.

By:	/s/ Glen T. Senk
Name: Glen T. Senk
Title: Chief Executive Officer

U.O. FENWICK, INC.

By:	/s/ Glen T. Senk
Name: Glen T. Senk
Title: Chief Executive Officer

U. O. MERCHANDISE, INC.

By:	/s/ Glen T. Senk
Name: Glen T. Senk
Title: Chief Executive Officer

URBN UK LIMITED f/k/a URBAN OUTFITTERS UK LIMITED

By:	/s/ Richard A. Hayne
Name: Richard A. Hayne
Title: Director

[Additional Signature Page Follows]

URBAN OUTFITTERS IRELAND LIMITED

By:	/s/ Richard A. Hayne
Name: Richard A. Hayne
Title: Director

HK SOURCING LIMITED

By:	/s/ Barbara Rozsas
Name: Barbara Rozsas
Title: Director